MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     29-Sep-97
Reporting Month:  August

          Class
          Interest    Beginning       Interest      Interest       Principal     Total          Applied Ending
Class     Rate        Balance         Accrual       Payment        Payment       Distribution   Losses  Balance
Class A-1  6.145000%  $250,870,037.52 $1,284,663.65 $1,284,663.65  $9,933,648.66 $11,218,312.31 $0.00   $240,936,388.86
Class A-2 15.000000%   $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00 $0.00    $45,500,000.00
Class A-3  7.000000%   $20,702,386.04   $120,763.92   $120,763.92    $574,143.42    $694,907.34 $0.00    $20,128,242.62
Class A-4  7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00 $0.00     $7,000,000.00
Class A-5  6.145000%   $10,350,851.91    $53,004.99    $53,004.99    $417,802.95    $470,807.94 $0.00     $9,933,048.96

                      $334,423,275.47 $2,070,932.56 $2,070,932.56 $10,925,595.03 $12,996,527.59 $0.00   $323,497,680.44

Class     CUSIP        Priority      Principal Type    Interest Type
Class A-1 589962AT6    Senior        Sequential        Floater
Class A-2 589962AU3    Senior        Sequential        Floater
Class A-3 589962AV1    Senior        Sequential        Fixed
Class A-4 589962AW     Senior        Sequential        Fixed
Class A-5 589962AX7    Senior        Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7

Payment Date:     29-Sep-97
Reporting Month:  August


                                                               Interest     Interest     Principal
          Original        Original  Integral      Record       Accrual      Payment      Payment    Ending          Remaining
Class     Balance         Pct Pool  Denomination  Date         Factor       Factor       Factor     Balance         Principal Factor
Class A-1 $435,000,000.00 8.06%     $1,000.00     31-Aug-97     2.95324977   2.95324977  22.8359739 $240,936,388.86 0.55387676
Class A-2  $45,500,000.00 8.17%     $1,000.00     31-Aug-97    12.50000000  12.50000000   0.0000000  $45,500,000.00 1.00000000
Class A-3  $26,300,000.00 4.72%     $1,000.00     31-Aug-97     4.59178403   4.59178403  21.8305482  $20,128,242.62 0.76533242
Class A-4   $7,000,000.00 1.26%     $1,000.00     31-Aug-97     6.25000000   6.25000000   0.0000000   $7,000,000.00 1.00000000
Class A-5  $14,750,000.00 2.65%     $1,000.00     31-Aug-97     3.59355864   3.59355864  28.3256237   $9,933,048.96 0.67342705

          $528,550,000.00                                                                           $323,497,680.44

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   29-Sep-97
Report Date:    August

Collateral Proceeds Account


Beginning Balance                                    $0.00

Deposits                                                         Withdrawals

Interest Net of Servicing Fee                $2,693,619.06       Interest Payments             $2,070,932.56
Principal                                   $10,925,595.03       Principal Payments           $10,925,595.03
Deposits From Reserve Fund                           $0.00       Surplus                         $587,640.92
Other Deposits                                       $0.00       MBIA Fee                         $35,045.58
                                                                 Discount Principal Reserve            $0.00

Total Deposit                               $13,619,214.09       Total Withdrawals            $13,619,214.09

                                                                 Ending Balance                        $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 7

Payment Date:         29-Sep-97
Reporting Month       August

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses      Insured Balance Ending Balance
Type
Pool Over Collateralization 5.15% $28,702,601.63 7.83% $28,393,271.46 $0.00       $285,108.17 $351,605,843.74 7.99% $28,108,163.29


Surplus Summary

Class                      Total Distribution
Surplus                           $587,640.92

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days               101         $13,800,085             3.92%
60+ Days                30          $3,623,287             1.03%
90+ Days                63          $9,127,592             2.60%
Foreclosure             61          $7,603,419             2.16%
REO                     28          $3,998,226             1.14%

Totals                 283         $38,152,609            10.85%


Advances on Delinquencies                                      $265,197.51
Non-Recoverable Advances on Delinquencies                            $0.00